Exhibit 32(b)

CERTIFICATION OF PERIODIC REPORT

RULE 1350 CERTIFICATIONS OF CFO

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

As Codefied at 18 U.S.C. Section 1350

I, the undersigned Marlin L. Mosby III, Executive Vice President and Chief Financial Officer of First Horizon National Corporation (“Corporation”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

1.

The Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: May 9, 2006

/s/Marlin L. Mosby III
Marlin L. Mosby III

Executive Vice President and Chief Financial Officer

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